EXHIBIT 99.1

This agreement ("Agreement") contains the complete terms and conditions that apply to your participation in the VSTORE Virtual
Storefront Network. As used in this Agreement:

"VSTORE," "we," "us," and "our" refer to Vstore, Inc.;
"you" and "your" refer to you, the manager of the Storefront (defined below) that is the subject of this Agreement;
"VSTORE Virtual Storefront" and "Storefront" refer to the online, configurable storefront hosted and maintained by VSTORE through which you will sell Products (defined below) to customers;
"VSTORE Virtual Storefront Network" and "Network" refer collectively to all Storefronts and other software, including but not limited to the VSTORE web site owned, hosted, and maintained by VSTORE or its designees;
"Your Web Sites" refer to web pages and sites, excluding the Storefront, on which you have permission to display images, text, information, or other materials;
"Your Content" refers to the images, text, information, and other materials you upload to the Storefront; and "Your Storefront Name" refers to the name you choose to give the Storefront, subject to the terms and conditions set forth below.

1. Storefront.
Subject to the terms and conditions of this Agreement, VSTORE will use commercially reasonable efforts to make available to you an online means (the "Administration Tool") to configure and manage a Storefront that will be stored on and operated from the server(s) of VSTORE or its designees. Through the Administration Tool, you will be able to select one or more items or categories of merchandise distributed by VSTORE ("Products") to make available through the Storefront. For each Product listed on the Storefront, VSTORE will display a short description, review, or other reference pertaining to that Product, as well as pricing, shipping, and other information. VSTORE will be responsible for the content, style, and placement of these references, and will provide a special link from each such reference to the corresponding VSTORE online catalog entry. Each link will connect directly to a single item in our online catalog using a special link format that we provide.

2. Order Processing.
As between you and VSTORE, VSTORE and/or its designees will be responsible for processing customer Product orders, overseeing the preparation of order forms, processing customer payments, cancellations, and returns, tracking Product sales through the Storefront, providing you with online reports (in a form subject to VSTORE's discretion) summarizing such sales activity, and providing you and Storefront customers with customer service. VSTORE reserves the right to reject any customer order if it does not comply with VSTORE's ordering requirements (subject to modification by VSTORE) or for any other reason.

3. Referral Fees.
VSTORE will pay you referral fees on Qualifying Product Sales to Storefront customers. For a Product sale to be deemed a Qualifying Product Sale, the applicable customer must follow a special link (as specified and implemented by VSTORE) from the Storefront to the ordering means generated by VSTORE; purchase the Product using VSTORE's automated ordering system; accept delivery of the Product at the customer's shipping destination; and remit full payment to VSTORE or its designees. For a referral fee to be paid to you on any Qualifying Product Sale, the return period (typically 30 days) will have to have expired since the date of the purchase. Your referral fees will equal a percentage of the Sale Price of each Product whose sale is deemed a Qualifying Product Sale. ("Sale Price" means the price at which Products are sold to customers through the Storefront as determined solely by VSTORE, and excludes shipping and handling costs and taxes.) Actual percentages vary by Product. VSTORE reserves the right to change this referral fee, to propose alternate fee schedules, or to establish different fee schedules for particular Products at any time, in accordance with Section 17 below.

4. Fee Payment.
VSTORE will pay you accrued referral fees on a quarterly basis. Approximately 45 days following the end of each calendar quarter, VSTORE will send you a check for any referral fees you have earned, as described above, on Qualifying Product Sales completed during that quarter; provided, however, that if the fees payable to you for any calendar quarter are less than ten dollars ($10.00), VSTORE may hold those fees until either the total amount due is at least ten dollars ($10.00) or this Agreement is terminated, whichever is earlier. If this Agreement is terminated by VSTORE in the event of your breach, VSTORE may withhold your referral fees at least until any dispute regarding your breach of this Agreement is resolved. It is your responsibility throughout the term to provide Vstore with your current mailing address, and you acknowledge that Vstore cannot be responsible for any payment if you do not provide us with such a current address. You agree to pay all federal, state, and local sales, personal property, and other taxes (excluding taxes on VSTORE's income) arising as a result of this Agreement.

5. Policies and Pricing.
Because customers who purchase Products through the Storefront will be deemed customers of VSTORE, (a) all VSTORE requirements, policies, and operating procedures will apply to those customers, and (b) all data collected through the Storefront, including but not limited to customer Product purchase information, are and shall remain solely the property of VSTORE. VSTORE reserves the right to change its policies and operating procedures concerning Product pricing or any other matter at any time and for any reason. Product prices and availability may vary from time to time. VSTORE will use commercially reasonable efforts to provide accurate information regarding Products, but does not guarantee the price or availability of, or the accuracy of any information regarding, any Product.

6. VSTORE Trademarks.
If you wish to use the VSTORE trade name, trademark, and/or associated logo (collectively the "Marks") to promote your Storefront or for any other reason, please email VSTORE customer service and request permission to do so. If VSTORE notifies you in writing that it is willing to grant you such permission, the following trademark license shall apply: VSTORE grants you, for the term of this Agreement, a royalty-free, nonexclusive, nontransferable, nonsublicensable, limited, worldwide license to use the Marks for the sole purpose of providing a hyperlink on Your Web Sites to the Vstore Web Site, the Storefront, or the Products sold thereon. You acknowledge VSTORE's ownership of the Marks and agree not to claim any ownership in such Marks. You shall at no time adopt or use, without VSTORE's prior written consent, any variation of the Marks, any mark (including without limitation Your Storefront Name) incorporating any of the Marks, or any mark likely to be similar to or confused with any of the Marks. Any and all goodwill arising from your use of the Marks shall inure solely to the benefit of VSTORE, and neither during nor after the termination of this Agreement shall you assert any claim to the VSTORE Marks or associated goodwill. You agree to cooperate fully with VSTORE to ensure proper and appropriate usage of the Marks, including but not limited to adherence to VSTORE's standard usage guidelines, as may be modified from time to time. VSTORE reserves the right to revoke your limited license in the Marks at any time upon prior written notice, and any license granted pursuant to this Section 6 shall terminate upon termination of this Agreement.

7. Storefront Promotion.
It is your sole responsibility, and not VSTORE's, to promote the Storefront. Any and all promotional activities you undertake will be subject to the terms and conditions of this Agreement, and to any other guidelines governing Storefront promotion that may be established and modified from time to time by VSTORE (VSTORE's current promotional guidelines are available through the administration system). If you promote individual Products sold through the Storefront, whether on the Storefront itself, on Your Web Sites, or in any other manner, you will be solely responsible for any information you make available in connection with such Product(s) (including any difference between the actual price of the Product(s) as generally made available by VSTORE and the price at which you promote such Product(s)) and any customer's reliance on that information.

8. Storefront Ownership.
You acknowledge and agree that VSTORE is and shall remain the owner of the Network, the Storefront, and any and all component parts thereof (excluding Your Content and Your Storefront Name), including but not limited to any intellectual property rights therein. Except as otherwise expressly set forth in this Agreement, you agree not to copy, reverse engineer, disassemble, decompile, modify, or translate all or any part of the VSTORE Web Site, the Network, or the Storefront, provided that you may modify the Storefront as permitted through the use of the Administration Tool. You agree not to create a network of virtual storefronts that directly competes with the VSTORE Virtual Storefront Network, as defined above.

9. Your Content and Your Storefront Name.
VSTORE acknowledges that, as between you or your licensors and VSTORE, you or your licensors own Your Content and Your Storefront Name. Nevertheless, because you understand that VSTORE needs certain limited rights in such materials to make the Network available to the public, by uploading Your Content to the Storefront using the Administration Tool you grant VSTORE the worldwide, royalty-free, transferable, NONEXCLUSIVE right and license to use, reproduce, distribute, transmit, display, modify, adapt, prepare derivative works of, and perform Your Content and Your Storefront Name for the purpose of operating the Storefront and the Network as a whole. YOU ACKNOWLEDGE AND AGREE THAT YOU ARE SOLELY RESPONSIBLE FOR YOUR CONTENT (INCLUDING WITHOUT LIMITATION ANY REPRESENTATIONS, WARRANTIES, PRICES, CONTACT INFORMATION, OR OTHER INFORMATION THAT YOU UPLOAD TO THE STOREFRONT) AND ALL CONSEQUENCES OF THE USE OF YOUR CONTENT. You represent and warrant that Your Content and Your Storefront Name do not infringe upon or violate the intellectual property rights or other rights of any third party, that you have all necessary rights to grant VSTORE the aforementioned rights in Your Content and Your Storefront Name, and that Your Content and Your Storefront Name are not defamatory, libelous, obscene, or otherwise illegal, and you agree that the burden of determining all such factors rests solely with you. You also agree to provide us, upon our reasonable request, with documentation confirming that you have all necessary rights to grant VSTORE the aforementioned rights in Your Content and Your Storefront Name. Because such a high volume of content is uploaded to our servers every day, VSTORE does not pre-screen or monitor Your Content, but you acknowledge and agree that we shall have the right (but not the obligation) in our sole discretion to refuse or remove all or part of Your Content from the Storefront, and to block the Storefront or remove it from the Network, if in our reasonable discretion you are in violation of the terms of this Agreement or the VSTORE Code of Conduct.

10. Specifically Prohibited Activities.
Without limiting any other provision of this Agreement:

Because you will not be responsible for any aspect of order processing or fulfillment, you agree not to make any statement, whether on Your Web Sites, the Storefront, or otherwise, representing or implying that you are responsible for order processing or fulfillment; and
Because you understand that federal and state laws seek to protect consumers from misleading advertising, you agree not to make any statement, whether on Your Web Sites, the Storefront, or otherwise, that could be interpreted as a representation or warranty regarding any Product.

11. Acknowledgments.
By agreeing to these terms and conditions, you represent that you are at least 18 years old and are authorized to enter into this Agreement, are entering into this Agreement on your own behalf, have independently evaluated the desirability of entering into this Agreement, and are not relying on any representation, guarantee, or statement other than as expressly set forth in this Agreement. You acknowledge that nothing in this Agreement should be construed as guaranteeing the purchase of any Product, or the generation of any referral fees from your operation of the Storefront. You represent and warrant that the Storefront will not be used in connection with any illegal purpose. At any time upon request by VSTORE, you agree to sign a non-electronic version of this Agreement.

12. Nondisclosure.
You acknowledge that during the term of this Agreement you may obtain confidential and/or proprietary information relating to VSTORE, the Network, and/or the Storefront ("Proprietary Information"). Such Proprietary Information shall belong solely to VSTORE. Proprietary Information shall not include information that is or becomes publicly known through no wrongful act of your own or of other members of the Network. You shall not disclose Proprietary Information to third parties without the prior written consent of VSTORE, and you agree to undertake reasonable measures to ensure that the Proprietary Information is kept confidential. You also agree to report immediately to VSTORE any unauthorized disclosure of Proprietary Information of which you have knowledge. You acknowledge and agree that, due to the unique nature of the Network, the Storefront, and any Proprietary Information, there can be no adequate remedy at law for any breach of your obligations hereunder; that any such breach may allow you or third parties to unfairly compete with VSTORE resulting in irreparable harm to VSTORE; and therefore that, upon any such breach or threat thereof, VSTORE shall be entitled to injunctions and other appropriate equitable relief in addition to whatever remedies it may have at law.

13. Warranty Disclaimer.
VSTORE has no control over the conditions under which you configure, operate, manage, or otherwise use or interact with the Storefront, and does not and cannot warrant the results obtained or not obtained by such use or interaction. VSTORE DOES NOT WARRANT THAT YOUR USE OF OR INTERACTION WITH THE NETWORK OR THE STOREFRONT WILL BE UNINTERRUPTED OR THAT THE OPERATION OF THE NETWORK OR THE STOREFRONT WILL BE ERROR-FREE OR SECURE. VSTORE DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, RELATING TO THE NETWORK, THE STOREFRONT, OR ANY PRODUCT SOLD THROUGH THE NETWORK OR THE STOREFRONT, INCLUDING, BUT NOT LIMITED TO ANY WARRANTIES AGAINST INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTIES ARISING OUT OF A COURSE OF PERFORMANCE, DEALING, OR TRADE USAGE. YOU ACKNOWLEDGE THAT THE NETWORK, THE STOREFRONT, AND ALL COMPONENT PARTS THEREOF ARE PROVIDED "AS IS" AND MAY NOT BE FUNCTIONAL ON ANY MACHINE OR IN ANY ENVIRONMENT. YOU ASSUME ALL RISK OF THE USE, QUALITY, AND PERFORMANCE OF THE NETWORK AND THE STOREFRONT. YOU FURTHER ACKNOWLEDGE THAT VSTORE BEARS NO RESPONSIBILITY FOR (A) ANY PRODUCT, (B) THE PURCHASE OF (OR INABILITY TO PURCHASE) ANY PRODUCT, OR (C) YOUR CONTENT (AS DEFINED HEREIN) OR ANY THIRD PARTY'S RELIANCE THEREON. YOU AGREE THAT ANY DISPUTE REGARDING ANY PRODUCT SHALL BE DIRECTED TO THE MANUFACTURER OR SUPPLIER OF THE PRODUCT, AND NOT TO VSTORE.

14. Limitation of Remedies and Damages.
IN NO EVENT SHALL VSTORE, ITS SUBSIDIARIES OR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SUPPLIERS AND/OR AGENTS BE RESPONSIBLE OR LIABLE FOR ANY LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR OTHER DAMAGES (EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY ARISING OUT OF OR RELATING IN ANY WAY TO THE NETWORK, THE STOREFRONT, ANY PRODUCT, THE USE OF ANY PRODUCT, OR ANY OTHER SUBJECT MATTER OF THIS AGREEMENT. VSTORE SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED BY DELAY IN FURNISHING ANY PERFORMANCE UNDER THIS AGREEMENT. YOUR SOLE REMEDY FOR DISSATISFACTION WITH THE NETWORK OR THE STOREFRONT IS TO TERMINATE THIS AGREEMENT PURSUANT TO
SECTION 18 BELOW. IN NO EVENT SHALL VSTORE'S LIABILITY EXCEED THE TOTAL AMOUNT OF REFERRAL FEES PAID TO YOU HEREUNDER.

15. Indemnification.
You agree to indemnify and hold VSTORE and its subsidiaries, affiliates, suppliers, and agents harmless against any and all claims, damages, losses, costs or other expenses (including reasonable attorneys' fees) that arise directly or indirectly out of
(a) your breach of this Agreement, (b) your use of the Storefront or Network, (c) your use or misuse of the Marks, including but not limited to your causing to be transmitted unsolicited bulk e-mail that refers to VSTORE, the Storefront, or the Network, or (d) Your Content or Your Storefront Name, including but not limited to any claim that Your Content or Your Storefront Name infringes upon the intellectual property rights or other rights of any third party, or is defamatory, libelous, obscene, or otherwise illegal.

16. Breach of Security.
If you have reason to believe that your account with VSTORE is no longer secure (for example, in the event of a loss, theft or unauthorized disclosure or use of your VSTORE ID or password), you must promptly change your VSTORE password using the Administration Tool and immediately notify VSTORE of the problem by notice given as described in Section 21 of this Agreement, to minimize the possibility of any unauthorized changes to or use of your member information or the Storefront.

17. Modification.
VSTORE reserves the right to modify any of the terms and/or conditions of this Agreement, at any time and at VSTORE's sole discretion, by posting a change notice or a new agreement on our web site. Any modification shall take effect three (3) days following our posting of a change notice or new agreement on the Vstore Web Site. You agree to periodically review the VSTORE Web Site for modifications to this Agreement. IF ANY MODIFICATION IS UNACCEPTABLE TO YOU, YOUR SOLE RECOURSE IS TO TERMINATE THIS AGREEMENT PURSUANT TO SECTION 18 BELOW. YOUR CONTINUED OPERATION OF THE STOREFRONT FOLLOWING VSTORE'S POSTING OF A CHANGE NOTICE OR NEW AGREEMENT AT THE VSTORE WEB SITE WILL BE DEEMED ACCEPTANCE OF SUCH CHANGE NOTICE OR NEW AGREEMENT.

18. Termination.
This Agreement shall be effective upon the date on which VSTORE provides you with access to the Storefront and Administration Tool. This Agreement may be terminated as follows: (i) by you, at any time and for any reason, by providing VSTORE with notice in accordance with Section 21 below; (ii) by VSTORE, at any time and for any reason, by providing you with fifteen (15) days advance notice in accordance with Section 21 below; or (iii) by VSTORE immediately upon notice to you in the event of any breach by you of the terms of this Agreement or the VSTORE Code of Conduct, or upon your insolvency, bankruptcy, suspension of business, assignment of assets for the benefit of creditors, voluntary dissolution, or appointment of a trustee for all or any substantial portion of your assets. Upon any termination of this Agreement your access to the Administration Tool will terminate, and you will immediately destroy or erase all copies of any Proprietary Information and, upon VSTORE's request, promptly confirm destruction of same by signing and returning to VSTORE an "affidavit of destruction" acceptable to VSTORE.

19. Survival of Certain Provisions.
Sections 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20,
and 22 hereof shall survive the termination of this Agreement for any reason.

20. General.
This Agreement expresses the entire understanding and Agreement between the parties, and supersedes any and all prior or contemporaneous agreements, understandings, or contracts, written or oral, entered into between you and VSTORE with respect to the subject matter hereof. This Agreement may not be modified except by a writing signed by an authorized representative of both parties, or as set forth in Section 17 above. VSTORE's failure to enforce your strict performance of any provision of this Agreement will not constitute a waiver of VSTORE's right to subsequently enforce such provision or any other provision of this Agreement. No waiver of any breach of this Agreement shall be effective unless made in writing and signed by an authorized representative of the waiving party. Neither your rights nor your obligations arising under this Agreement are assignable or otherwise transferable by you (whether voluntarily or by operation of law) without VSTORE's express written consent, and any such prohibited assignment or transfer shall be void and without effect; provided that if VSTORE should so consent in writing, the assignee shall be bound by all of the terms and conditions of this Agreement. Notwithstanding the foregoing, VSTORE may assign and/or delegate any or all of its rights or obligations hereunder without your consent. You and VSTORE are independent contractors, and nothing in this Agreement shall create or be construed to create any partnership, joint venture, agency, franchise, sales representative, or employment relationship between the parties. Except as otherwise provided in this Agreement, neither party shall have the right, power, or authority to act or to create any obligation, express or implied, on behalf of the other. You will have no authority to make or accept any offers or representations on VSTORE's behalf. This Agreement is entered into in the State of New York, U.S.A., and shall be governed by and construed under the substantive laws of the State of New York, U.S.A., exclusive of its choice-of-law rules. You expressly consent to (a) the exclusive jurisdiction of the federal and state courts within the County of New York in the State of New York, U.S.A., over any dispute arising out of this Agreement, and waive any improper venue or inconvenient forum objections thereto, and (b) service of process being effected upon you by registered or certified mail sent to the most current address for you on file with VSTORE. If either party is required to retain the services of an attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, then the prevailing party will be entitled to recover from the other party, in addition to any other relief awarded or granted, its reasonable costs and expenses (including attorneys' fees) incurred in the proceeding. If any provision of this Agreement is found invalid or unenforceable under judicial decree or decision, the remainder will remain valid and enforceable according to its terms.

21. Notice.
Unless otherwise provided herein, any notices required or permitted under this Agreement shall be sent to VSTORE by e-mail, with a hard copy sent to VSTORE by registered or certified mail or by express, overnight delivery, addressed to Vstore, Inc., 1351 Washington Boulevard, Suite 500, Stamford, CT 06902, ATTN: Customer Service (or at such other address as VSTORE may from time to time notify you); any notices required or permitted under this Agreement shall be sent to you at your most current address on file with VSTORE, or by e-mail to your most current e-mail address on file with VSTORE, or by posting a message on the VSTORE Web Site in a section entitled "Legal Information" (or similar title). All notices and demands shall be deemed complete upon receipt.

22. Export Controls.
You acknowledge that none of the Proprietary Information may be downloaded, transferred or otherwise exported or re-exported (a) into (or to a national or resident of) Cuba, Iran, Iraq, Libya, North Korea, Sudan, Syria or any other country to which the United States has embargoed goods; or (b) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. You represent and warrant that you are not located in, under the control of, or a national or resident of any such country or on any such list.

23. Anti-Spamming Policy.
Spamming means sending unsolicited email to persons with whom you have no relationship and/or who have not requested your information. Spamming Will Result In the Termination Of Your Vstore account and forfeiture of any and all commissions.

Please do not Spam! There are many other ways to promote your Vstore on the internet. All "spam" messages which reference the Vstore domain are forwarded directly to our attention and the "spammer" will have their store front deleted and forfeit any and all commissions.